                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                               ------------------------

                                    AMENDMENT NO. 1
                                          TO
                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                   BUSYBOX.COM, INC.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)

       Delaware                                                   94-3233035
-----------------------                                      -------------------
(State of Incorporation                                       (I.R.S. Employer
   or organization)                                          Identification No.)


1900 Avenue of the Stars, Suite 680, Century City, CA                   90067
-----------------------------------------------------                ----------
     (Address of principal executive offices)                        (Zip code)


Securities to be registered pursuant to Section 12(b) of the Act:


            Title of each class          Name of each exchange on which
            to be so registered          each class is to be registered
     ---------------------------------  ---------------------------------

                   None                               None
     ---------------------------------  ---------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:


                          Common Stock, $.01 par value
-------------------------------------------------------------------------------
                               (Title of Class)


                                   Warrants
-------------------------------------------------------------------------------
                               (Title of Class)

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                    INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Incorporated by reference to the section entitled "Description of Securities" contained in the Prospectus which forms a part of the Registrant's Registration Statement on Form SB-2 under the Securities Act of 1933, as amended, File No. 333-80315.


ITEM 2.  EXHIBITS.

     1.   Certificate of Incorporation, as amended -- incorporated by reference,
Exhibit 3.2 to the Registrant's Registration Statement on Form SB-2, File No. 333-80315.

     2. By-Laws of the Registrant -- incorporated by reference, Exhibit 3.3 to the Registrant's Registration Statement on Form SB-2, File No. 333-80315.

     3.   Form of Common Stock Certificate -- incorporated by reference, Exhibit
4.0 to the Registrant's Registration Statement on Form SB-2, File No. 333-80315.

     4.   Form of Warrant Certificate -- incorporated by reference, Exhibit
4.1 to the Registrant's Registration Statement on Form 5B-2, File No.
333-80315.

                                          2
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                                      SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                              BUSYBOX.COM, INC.



                              By:  /s/ PATRICK A. GROTTO
                                   -------------------------------------
                                   Patrick A. Grotto
                                   Chairman and Chief Executive Officer



Dated:  May 3, 2000













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